UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 23, 2013

Park-Ohio Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Ohio	000-03134	34-1867219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd., Cleveland, Ohio	44124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 947-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Park-Ohio Holdings Corp., the “Company”, held its Annual Meeting of Shareholders on May 23, 2013. The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting of Shareholders are set forth below.

Proposal 1:

The shareholders elected Matthew V. Crawford, Ronna Romney and Steven H. Rosen as directors of the Company, to serve until the 2016 Annual Meeting of the Shareholders. The voting results were as follows:

Name	For	Withheld	Broker Non-Votes
Matthew V. Crawford	8,761,102	1,396,796	1,513,150
Ronna Romney	9,977,456	180,442	1,513,150
Steven H. Rosen	10,013,007	144,891	1,513,150

Proposal 2:

The shareholders approved the ratification of the selection of Ernst & Young LLP as the Company’s independent public accounting firm for 2013. The voting results were as follows:

For	Against	Abstain
11,644,784	11,208	15,055

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK-OHIO HOLDINGS CORP.

Dated: May 29, 2013	By:	/s/ Robert D. Vilsack
Name: Robert D. Vilsack
Title: Secretary

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